© Triumph Bancorp, Inc. 2022 ANNUAL MEETING OF STOCKHOLDERS April 26, 2022 Exhibit 99.1

© Triumph Bancorp, Inc. A CLEAR PATH FORWARD with Aaron Graft, Vice Chairman and CEO of Triumph Bancorp, Inc.

© Triumph Bancorp, Inc. FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market areas; the impact of COVID-19 on our business, including the impact of the actions taken by governmental authorities to try and contain the virus or address the impact of the virus on the United States economy (including, without limitation, the CARES Act), and the resulting effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; changes in management personnel; interest rate risk; concentration of our products and services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; risks related to the integration of acquired businesses, including our acquisition of HubTran Inc. and developments related to our acquisition of Transport Financial Solutions and the related over-formula advances, and any future acquisitions; our ability to successfully identify and address the risks associated with our possible future acquisitions, and the risks that our prior and possible future acquisitions make it more difficult for investors to evaluate our business, financial condition and results of operations, and impairs our ability to accurately forecast our future performance; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of FDIC, insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 14, 2022. 3

© Triumph Bancorp, Inc. 0 1,000 2,000 3,000 4,000 5,000 6,000 (10) 0 10 20 30 40 50 60 70 80 90 100 110 120 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 T o ta l a ss et s (i n m il li o n s) N et i n co m e (i n m il li o n s) Net income Total assets 2021 – A RECORD YEAR 4

© Triumph Bancorp, Inc. (50) 0 50 100 150 200 250 300 350 400 450 (10) 0 10 20 30 40 50 60 70 80 90 100 110 120 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 C u m u la ti v e n et i n co m e (i n m il li o n s) A n n u a l n et i n co m e (i n m il li o n s) Net income Cumulative net income INCEPTION TO DATE 5 • Over $400 million in cumulative earnings • More than 25% earned in 2021

© Triumph Bancorp, Inc. TRIUMPH VS. S&P BANKS INDEX 6 0 100 200 300 400 500 600 700 800 900 1,000 1,100 TBK Index Normalized to 11/7/2014, the date of TBK’s IPO

© Triumph Bancorp, Inc. LONG-TERM PRICE/TBV 7 0 1 2 3 4 5 6 TBK VBTX Values are multiples of Tangible Book Value (TBV)

© Triumph Bancorp, Inc. THREE LEGS OF THE STOOL PAYMENTS FACTORING BANKING 8

© Triumph Bancorp, Inc. 5 DRIVERS OF VALUE FOR 2022 9

© Triumph Bancorp, Inc. PRIMARY DRIVER #1 — TriumphPay establishes THE payments network for trucking, demonstrating scalable and defensible revenue growth. 10 HIRE THE BEST TALENT LAND AND EXPAND ACQUIRE SHIPPER MARKET SHARE DEFEND THE FORTRESS

© Triumph Bancorp, Inc. PRIMARY DRIVER #2 — Triumph Business Capital enhances its operational platform and its technology stack to maintain its market position. 11 DEFINE TARGET MARKET SEGMENT TECHNOLOGY DRIVEN EFFICIENCY OWN THE USER EXPERIENCE

© Triumph Bancorp, Inc. TRIUMPH BUSINESS CAPITAL TOTAL GROSS REVENUE 12 $0.0 M $5.0 M $10.0 M $15.0 M $20.0 M JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC 2018 2019 2020 2021 2022 March 31, 2021 total gross revenue excludes a $4.7 million gain on our indemnification asset; September 30, 2020 total gross revenue excludes a $2.0 million gain recognized on the increased value of the receivable due from CVLG resulting from the amended TFS acquisition agreement; October 31, 2020 total gross revenue excludes a gain of $8.9 million related to CVLG’s delivery of proceeds resulting from the liquidation of its acquired stock; December 30, 2020 total gross revenue excludes a $5.3 million gain on our indemnification asset.

© Triumph Bancorp, Inc. PRIMARY DRIVER #3 — TBK Bank improves its efficiency, maintains pristine credit quality, and continues growing fee income and deposits. 13 MAINTAIN OPERATIONAL LEVERAGE MODERATE LOAN GROWTH GROW TRANSACTIONAL DEPOSIT ACCOUNTS CREDIT VIGILANCE

© Triumph Bancorp, Inc. DEPOSIT METRICS OVER TIME 14 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 4,000,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 R a te p a id o n T o ta l D e p o si ts $ o f T ra n sa ct io n D e p o si ts ( 0 0 0 s) Transaction Accounts Cost of Total Deposits

© Triumph Bancorp, Inc. PRIMARY DRIVER #4 — Triumph incents all business units to pursue a common goal and thinks ahead about protecting the fortress. 15 INCENT DESIRED BEHAVIOR AGILE RESPONSE TO A STOCK PULLBACK MAINTAIN REGULATORY EXCELLENCE MITIGATE CYBER RISK

© Triumph Bancorp, Inc. PRIMARY DRIVER #5 — Maintain our winning culture and prioritize our team member well-being – the foundation of the preceding four drivers. 16 IMPROVE COLLABORATION ACROSS THE ENTERPRISE UPDATE TECHNOLOGY STACK BROADEN INVESTOR RELATIONS

© Triumph Bancorp, Inc. Q&A 17